[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS ENTERPRISE FUND

SEPTEMBER 30, 1998

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                              2

INVESTMENTS IN SECURITIES                       7

STATEMENT OF ASSETS AND LIABILITIES            10

STATEMENT OF OPERATIONS                        11

STATEMENTS OF CHANGES IN NET ASSETS            12

NOTES TO FINANCIAL STATEMENTS                  13

INDEPENDENT AUDITORS' REPORT                   18

SHAREHOLDER SERVICES                           19

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE

    [PHOTO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

For the year ended September 30, 1998, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

Class A......................  -28.81 percent*
Class B......................  -29.44 percent*
Class C......................  -29.40 percent*

The Fund's benchmark, the Russell 2000 Growth Index** returned
-24.83 percent and the Wilshire MidCap Index+ returned -14.63 percent for the same period.

In prior reporting periods, the Wilshire Midcap Index+ was used as the Fund's benchmark. The Russell 2000 Growth Index** better fits our stated investment objective than did the Wilshire Midcap Index.+

PERFORMANCE ANALYSIS

Performance in small growth stocks has trailed large companies for the last few years. Valuation and sentiment are at historic low levels only posted at prior small stock bear markets. The sell off in the overall equity markets has been most severe in smaller companies, reducing the valuation and momentum within the emerging growth area to levels seen only briefly during periods of extreme market stress.

When reviewing the trailing twelve months performance of small growth companies, you will find only one sector out of the nine monitored had a return higher than a negative 20 percent. That one sector was the finance area, which includes banks, and insurance companies. That sector lost 11 percent for the trailing 12 months ending September 30, 1998. The remaining eight sectors each lost over 20 percent, with the largest negative contributor to the index's performance being technology. Beyond the finance area, strength in relative terms was seen in health care, media, telephone and business services.

Several factors impacted the Fund's performance including concerns about overseas markets, such as Asia, Latin America and Europe and also the spill over effect on smaller companies in the U. S. Weakness in these overseas markets is casting a cloud over the U.S. economy and its ability to show moderate growth over the next 12 to 18 months. Small companies, many of which do most of their business exclusively in the U.S., have seen earnings estimates reduced significantly in some instances. The earnings estimate pressure has coated all small companies in vulnerability. This can be seen in the breadth and depth of the weakness during the third calendar quarter of 1998. Combined with limited trading liquidity, smaller stocks have not seen this type of selling pressure in many years.

It has been challenging to manage this Fund in the current environment because the market has not differentiated companies based on evaluations of

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                              SEPTEMBER 30, 1998
the underlying fundamentals of the companies. This lack of differentiation is a significant opportunity for the Fund as we focus on those companies whose stock prices have been undeservedly punished. A number of Fund holdings fit the above case where they have had positive earnings surprises, no downward revisions in estimates and still were sold hard in the market. Specific holdings include, Nautica Enterprises, Inc. (sportswear and casual apparel), Pacific Sunwear of California (specialty retailer to young adults and teens), Kohls Corporation (department store), Uniphase Corporation (laser subsystems for industrial process control), Total Renal Care Holdings, Inc. (independent provider of high quality kidney dialysis centers), Skywest Incorporated (regional airlines).

Strength in the Fund came in a number of areas including insurance, Life Re Corporation and Reinsurance Group of America, Inc.; services, the BISYS Group, Inc. (back office outsourcing) and NCO Group Incorporated (accounts receivable management); health care, Hanger Orthopedic Group (orthopedic practices), Amerisource Health Corporation (drug wholesaler) and Spinetech (a spinal implants company which was acquired by Sulzer Medica, a Swiss Co.); technology, Axciom Corporation (database management software) and Mastech Corporation (IT applications solutions and services) and consumer, Tropical Sportswear International (men's apparel). In areas like these, current earning and revenue results and the outlook for continued growth are solid; thus providing us with investment opportunities going forward.

OUTLOOK

Given the clouds looming over the small company growth universe today, can investors find the silver lining? We believe so, and here's why. First, historical values reside in smaller growth stocks today. Current relative valuation levels for small stocks are as cheap by any measure as they have been at any time in history. Yet cheap valuations alone do not warrant investment, which brings us to the second point. The group's ability to sustain a meaningful advance over the next several quarters will be largely contingent upon strong earnings growth from smaller stocks versus a continued decline in earnings for the larger cap stocks. Already, the recent trends in earnings favor the smaller companies. Finally, I believe the August 1998 lows in prices will be tested before a sustained rally will commence. This test will most likely coincide with the tax loss selling season and the numerous opportunities to take losses in smaller stocks due to the past year's weakness.

With all that said, we feel the Fund is set up favorably for a strong year-end rally in smaller stocks, as growth slows worldwide and fundamental growth becomes more important. Our focus for the Fund includes stocks with outstanding growth opportunities not seen in larger companies. Given current valuations on many of these stocks, they appear to be very solid investments. When these fundamentals gain investor attention, small companies have the ability to significantly outperform other investments.
       *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. **The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
      +The Wilshire Midcap Index is comprised of the bottom 750 companies of the largest 1,250 U.S. domicile companies as measured by market capitalization.

ADVANTUS ENTERPRISE
FUND
SEPTEMBER 30, 1998

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
         INVESTMENT IN ADVANTUS ENTERPRISE FUND, WILSHIRE MIDCAP INDEX,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Wilshire Midcap Index, Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1998.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                      -32.37%
Since inception (9/16/94)       3.06%
Class B:
One year                      -32.97%
Since inception (9/16/94)       3.11%
                              Class A    Class B  Wilshire Midcap Index  Russell 2000 Growth Index        CPI
9/16/94                       $10,000    $10,000                $10,000                    $10,000    $10,000
9/30/94                        $9,419     $9,910                 $9,942                    $10,042    $10,128
9/30/95                       $12,044    $12,107                $12,439                    $12,616    $10,351
9/30/96                       $14,051    $14,173                $14,443                    $14,391    $10,662
9/30/97                       $15,861    $16,000                $19,147                    $17,737    $10,899
9/30/98                       $11,292    $11,315                $15,017                    $13,331    $11,054

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                              SEPTEMBER 30, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                      -29.40%
Since inception (3/1/95)        2.67%
                              Class C  Wilshire Midcap Index        CPI  Russell 2000 Growth Index
3/1/95                        $10,000                $10,000    $10,000                    $10,000
9/30/95                       $12,038                $12,157    $10,146                    $12,563
9/30/96                       $13,913                $14,115    $10,450                    $14,331
9/30/97                       $15,568                $18,712    $10,682                    $17,662
9/30/98                       $10,992                $14,675    $10,834                    $13,276

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS ENTERPRISE
FUND
SEPTEMBER 30, 1998

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
Kaydon Corporation............  51,600  $ 1,357,725       3.8%
United Rentals, Inc...........  55,900    1,338,106       3.8%
Sunrise Assisted Living
 Incorporated.................  38,633    1,325,595       3.7%
Cambrex Corporation...........  53,174    1,252,912       3.5%
Acxiom Corporation............  49,740    1,234,174       3.5%
MSC Industrial Direct
 Company......................  57,900    1,158,000       3.3%
Zebra Technologies
 Corporation..................  34,100    1,142,350       3.2%
Borders Group Incorporated....  49,140    1,093,365       3.1%
NCO Group Incorporated........  38,000    1,056,875       3.0%
Pacific Sunwear of
 California...................  46,050    1,024,612       2.9%
                                        -----------       ---
                                        $11,983,714      33.8%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   7.9%
Communication Services               0.8%
Consumer Staples                     1.2%
Energy                               1.6%
Transportation                       3.1%
Financial                            4.6%
Basic Materials                      6.6%
Capital Goods                       11.3%
Health Care                         14.4%
Technology                          22.8%
Consumer Cyclical                   25.7%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
           (Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (92.1%)
  BASIC MATERIALS (6.6%)
    Agriculture Products (2.7%)
    38,000   NCO Group Incorporated (b).......................     $   1,056,875
                                                                ----------------
    Chemicals (3.9%)
    53,174   Cambrex Corporation..............................         1,252,912
     8,510   The Valspar Corporation..........................           254,768
                                                                ----------------
                                                                       1,507,680
                                                                ----------------
  CAPITAL GOODS (11.3%)
    Electrical Equipment (.7%)
    32,090   Advanced Lighting Technologies (b)...............           272,765
                                                                ----------------
    Engineering/Construction (3.5%)
    55,900   United Rentals, Inc. (b).........................         1,338,106
                                                                ----------------
    Machinery (3.5%)
    51,600   Kaydon Corporation...............................         1,357,725
                                                                ----------------
    Manufacturing (1.0%)
    16,300   Graco Incorporated...............................           378,975
                                                                ----------------
    Metal Fabrication (.5%)
    23,524   Shaw Group Incorporated (b)......................           202,894
                                                                ----------------
    Waste Management (2.1%)
    20,300   American Disposal Services, Inc. (b).............           790,431
                                                                ----------------
  COMMUNICATION SERVICES (.8%)
    Cellular (.5%)
    36,700   LCC International Incorporated (b)...............           174,325
                                                                ----------------
    Telephone (.3%)
    24,300   Premiere Technologies (b)........................           116,944
                                                                ----------------
  CONSUMER CYCLICAL (25.7%)
    Building Materials (1.9%)
    39,800   The Maxim Group, Inc. (b)........................           751,225
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    Distribution Durables (3.0%)
    57,900   MSC Industrial Direct Company (b)................     $   1,158,000
                                                                ----------------
    Leisure (2.0%)
    56,500   American Skiing Corporation (b)..................           395,500
    17,722   National R V Holdings, Inc. (b)..................           372,162
                                                                ----------------
                                                                         767,662
                                                                ----------------
    Retail (5.9%)
    49,140   Borders Group Incorporated (b)...................         1,093,365
     3,900   Kohls Corporation (b)............................           152,100
    46,050   Pacific Sunwear of California (b)................         1,024,612
                                                                ----------------
                                                                       2,270,077
                                                                ----------------
    Service (9.4%)
    49,740   Acxiom Corporation (b)...........................         1,234,174
    40,500   CKS Group Incorporated (b).......................           716,344
    37,900   Copart Incorporated (b)..........................           843,275
    84,100   Fairfield Communities, Inc. (b)..................           841,000
                                                                ----------------
                                                                       3,634,793
                                                                ----------------
    Textiles (3.5%)
    26,700   Nautica Enterprises, Inc. (b)....................           498,956
    45,000   Tropical Sportswear International (b)............           838,125
                                                                ----------------
                                                                       1,337,081
                                                                ----------------
  CONSUMER STAPLES (1.2%)
    Broadcasting (1.2%)
    31,400   United Video Satellite Group (b).................           465,112
                                                                ----------------

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ENERGY (1.6%)
    Oil (.6%)
    32,200   Newpark Resources Incorporated (b)...............     $     221,375
                                                                ----------------
    Oil & Gas (1.0%)
    13,100   J Ray McDermott Holdings Incorporated (b)........           393,819
                                                                ----------------
  FINANCIAL (4.6%)
    Banks (1.1%)
    17,500   GBC Bancorp......................................           420,000
                                                                ----------------
    Insurance (3.5%)
    10,400   Life Re Corporation..............................           956,150
     6,500   Reinsurance Group of America, Inc................           383,094
                                                                ----------------
                                                                       1,339,244
                                                                ----------------
  HEALTH CARE (14.4%)
    Biotechnology (.7%)
     9,700   Pharmaceutical Product Development (b)...........           271,600
                                                                ----------------
    Drugs (.2%)
    26,200   Cygnus, Inc. (b).................................            91,700
                                                                ----------------
    Hospital Management (3.4%)
    38,633   Sunrise Assisted Living Incorporated (b).........         1,325,595
                                                                ----------------
    Managed Care (1.4%)
     5,500   Ameripath, Inc. (b)..............................            81,812
    56,383   Concentra Managed Care, Inc. (b).................           451,064
                                                                ----------------
                                                                         532,876
                                                                ----------------
    Medical Products/Supplies (7.1%)
     9,400   Amerisource Health Corporation (b)...............           511,712
    43,700   Hanger Orthopedic Group (b)......................           813,912
    32,900   Sybron International Corporation (b).............           629,212

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  HEALTH CARE--CONTINUED
    32,600   Total Renal Care Holdings, Inc. (b)..............     $     782,400
                                                                ----------------
                                                                       2,737,236
                                                                ----------------
    Special Services (1.6%)
    19,500   Curative Health Services (b).....................           597,188
                                                                ----------------
  TECHNOLOGY (22.8%)
    Technology (22.8%)
    16,300   Bysis Group, Inc. (b)............................           719,238
    59,000   DII Group Incorporated (b).......................           715,375
    13,100   DuPont Photomasks Incorporated (b)...............           281,650
     2,600   Excite Incorporated (b)..........................           106,113
    39,000   Gartner Group Incorporated (b)...................           814,125
    15,500   Global Imaging Systems, Inc. (b).................           185,031
    14,900   HNC Software Incorporated (b)....................           605,313
    20,800   Infinium Software Incorporated (b)...............           195,000
     2,300   Infoseek Corporation (b).........................            56,638
     3,700   Lycos Incorporated (b)...........................           125,106
     6,200   Mapics, Inc. (b).................................           136,788
    35,552   Mastech Corporation (b)..........................           855,470
    32,600   Maximus Incorporated (b).........................           994,300
     7,700   Orbotech Ltd (b)(c)..............................           247,844
    13,200   Peapod Incorporated (b)..........................            69,300
    23,600   Photronics Incorporated (b)......................           300,900
    11,700   Platinum Software (b)............................           119,925
     6,702   Sapient Corporation (b)..........................           228,706

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TECHNOLOGY--CONTINUED
    19,300   Saville Systems ADR (b)(c).......................     $     279,850
    33,400   Softworks, Inc. (b)..............................           167,000
     6,600   Uniphase Corporation (b).........................           270,600
    12,800   Xylan Corporation (b)............................           169,600
    34,100   Zebra Technologies Corporation (b)...............         1,142,350
                                                                ----------------
                                                                       8,786,222
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TRANSPORTATION (3.1%)
    Air Freight (1.1%)
    30,100   Eagle USA Airfreight, Inc. (b)...................     $     421,400
                                                                ----------------
    Airlines (2.0%)
    40,700   Skywest Incorporated.............................           778,388
                                                                ----------------
Total common stock (cost: $35,014,363)........................        35,497,313
                                                                ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (7.6%)
$1,097,532   Federated Prime Obligation Fund, current rate 5.470%.......................    1,097,532
   440,000   US Treasury Bill.................................  5.078 - 5.085%  10/01/98      440,000
   562,000   US Treasury Bill.................................    4.971-5.134%  11/05/98      559,820
   840,000   US Treasury Bill.................................  4.456 - 4.670%  12/10/98      833,189
                                                                                          -----------
             Total short-term securities (cost: $2,929,536).............................    2,930,541
                                                                                          -----------
             Total investments in securities (cost: $37,943,899) (d)....................  $38,427,854
                                                                                          -----------
                                                                                          -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.4% of the net assets in foreign securities as of September 30, 1998.
(d) At September 30, 1998 the cost of securities for federal income tax purposes was $38,471,535. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 7,053,217
Gross unrealized depreciation..........   (7,096,898)
                                         -----------
Net unrealized depreciation............  $   (43,681)
                                         -----------
                                         -----------

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $37,943,899)........  $38,427,854
Cash in bank on demand deposit.........           80
Receivable for Fund shares sold........       48,846
Receivable for investment securities
 sold..................................      302,317
Accrued interest receivable............        5,386
Dividends receivable...................        8,071
Organizational costs (note 5)..........        9,976
                                         -----------
    Total assets.......................   38,802,530
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      217,866
Payable for Fund shares redeemed.......        1,951
Payable to Adviser.....................       55,594
Other payables.........................          234
                                         -----------
    Total liabilities..................      275,645
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $38,526,885
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    34,285
  Additional paid-in capital...........   40,918,179
  Accumulated net realized losses from
   investments.........................   (2,909,534)
  Unrealized appreciation on
   investments.........................      483,955
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $38,526,885
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $31,843,818
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 5,902,610
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $   780,457
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   2,814,170...........................  $     11.32
                                         -----------
                                         -----------
  Class B--Shares outstanding
   542,523.............................  $     10.88
                                         -----------
                                         -----------
  Class C--Shares outstanding 71,769...  $     10.87
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $    158,347
  Dividends............................        21,483
                                         ------------
      Total investment income..........       179,830
                                         ------------
Expenses (note 4):
  Investment advisory fee..............       397,522
  Distribution fees--Class A...........       123,534
  Distribution fees--Class B...........        74,574
  Distribution fees--Class C...........        10,550
  Administrative services fee..........        44,000
  Amortization of organizational
   costs...............................        10,883
  Custodian fees.......................         1,323
  Auditing and accounting services.....        17,670
  Legal fees...........................         5,459
  Directors' fees......................           975
  Registration fees....................        41,405
  Printing and shareholder reports.....        34,353
  Insurance............................         4,824
  Other................................         7,030
                                         ------------
      Total expenses...................       774,100
  Less fees and expenses waived or
   absorbed:
    Class A distribution fees..........       (68,536)
                                         ------------
      Total net expenses...............       705,564
                                         ------------
      Investment loss--net.............      (525,734)
                                         ------------
Realized and unrealized losses on
 investments:
  Net realized losses on investments
   (note 3)............................    (2,030,305)
  Net change in unrealized appreciation
   or depreciation on investments......   (13,106,890)
                                         ------------
      Net losses on investments........   (15,137,195)
                                         ------------
Net decrease in net assets resulting
 from operations.......................  $(15,662,929)
                                         ------------
                                         ------------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                             1998         1997
                                         ------------  -----------
Operations:
  Investment loss--net.................  $   (525,734) $  (226,022)
  Net realized loss on investments.....    (2,030,305)    (879,229)
  Net change in unrealized appreciation
   or depreciation on investments......   (13,106,890)   7,134,727
                                         ------------  -----------
      Increase (decrease) in net assets
       resulting from operations.......   (15,662,929)   6,029,476
                                         ------------  -----------
Distributions to shareholders from net
 realized gains on investments:........
  Class A..............................            --   (4,409,566)
  Class B..............................            --     (610,188)
  Class C..............................            --     (111,341)
                                         ------------  -----------
      Total distributions..............            --   (5,131,095)
                                         ------------  -----------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................     3,263,000    3,424,384
    Class B............................     2,839,504    2,970,730
    Class C............................       355,028      583,065
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................            --    3,124,576
    Class B............................            --      608,807
    Class C............................            --      102,187
  Payments for redemption of shares:
    Class A............................    (2,649,374)  (1,748,809)
    Class B............................    (2,157,258)  (1,070,175)
    Class C............................      (378,918)    (375,526)
                                         ------------  -----------
      Increase in net assets from
       capital share transactions......     1,271,982    7,619,239
                                         ------------  -----------
      Total increase (decrease) in net
       assets..........................   (14,390,947)   8,517,620
Net assets at beginning of year........    52,917,832   44,400,212
                                         ------------  -----------
Net assets at end of year..............  $ 38,526,885  $52,917,832
                                         ------------  -----------
                                         ------------  -----------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1998

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment by $525,734 and decrease additional paid-in capital by $525,734.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $35,546,576 and $33,070,199, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .15 percent. Prior to January 30, 1998 the portion exceeding .10 percent was waived. Ascend waived Class A distribution fees in the total amount of $68,536 for the year ended September 30, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,226,167 Class A shares which represents 79.1 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $113,663.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,423.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ----------------------  --------------------
                                                    1998        1997        1998        1997       1998       1997
                                                 ----------  ----------  ----------  ----------  ---------  ---------
Sold...........................................     220,439     245,582     197,838     221,245     24,682     42,231
Issued for reinvested distributions............          --     228,685          --      45,958         --      7,841
Redeemed.......................................    (180,222)   (129,287)   (153,483)    (80,568)   (26,413)   (28,172)
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                     40,217     344,980      44,355     186,635     (1,731)    21,900
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                 ----------  ----------  ----------  ----------  ---------  ---------

(7) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

 (8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                       CLASS A
                                          -----------------------------------------------------------------
                                                                                              PERIOD FROM
                                                                                             SEPTEMBER 16,
                                                      YEAR ENDED SEPTEMBER 30,                 1994(b) TO
                                          ------------------------------------------------   SEPTEMBER 30,
                                              1998         1997        1996       1995(a)         1994
                                          ------------   ---------   ---------   ---------   --------------
Net asset value, beginning of period....     $   15.90   $   15.94   $   14.08   $   11.03       $ 11.12
                                          ------------   ---------   ---------   ---------       -------
Income from investment operations:
  Net investment income (loss)..........          (.13)       (.04)       (.05)       (.04)           --
  Net gains or losses on securities
    (both realized and unrealized)......         (4.45)       1.74        2.34        3.11          (.09)
                                          ------------   ---------   ---------   ---------       -------
    Total from investment operations....         (4.58)       1.70        2.29        3.07          (.09)
                                          ------------   ---------   ---------   ---------       -------
Less distributions:
  Dividends from net investment
    income..............................            --          --          --          --            --
  Distributions from capital gains......            --       (1.74)       (.43)       (.02)           --
                                          ------------   ---------   ---------   ---------       -------
    Total distributions.................            --       (1.74)       (.43)       (.02)           --
                                          ------------   ---------   ---------   ---------       -------
Net asset value, end of period..........     $   11.32   $   15.90   $   15.94   $   14.08       $ 11.03
                                          ------------   ---------   ---------   ---------       -------
                                          ------------   ---------   ---------   ---------       -------
Total return (c)........................        (28.81)%     12.88%      16.66%      27.87%         (.81)%
Net assets, end of period (in
  thousands)............................     $  31,844   $  44,102   $  38,722   $  30,454       $12,964
Ratio of expenses to average daily net
  assets (d)(e).........................          1.27%       1.28%       1.31%       1.34%          .05% (f)
Ratio of net investment income (loss) to
  average daily net assets (d)(e).......          (.91)%      (.32)%      (.38)%      (.48)%        (.02)%(f)
Portfolio turnover rate (excluding
  short-term securities)................          71.1%       65.8%       80.2%       48.8%          5.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% and .06% for Class A shares, respectively, 2.39% and .10% for Class B shares, respectively and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% and (.03)% for Class A shares, respectively, (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $68,536, $74,325 and $68,785 in Class A distribution fees for the years ended September 30, 1998, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.08)%, (.52)% and (.58)%, respectively, for Class A shares.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                      CLASS B
                                          ----------------------------------------------------------------
                                                                                             PERIOD FROM
                                                                                            SEPTEMBER 16,
                                                     YEAR ENDED SEPTEMBER 30,                 1994(b) TO
                                          -----------------------------------------------   SEPTEMBER 30,
                                              1998         1997        1996      1995(a)         1994
                                          ------------   ---------   ---------   --------   --------------
Net asset value, beginning of period....     $   15.42   $   15.64   $   13.94    $11.02         $11.12
                                                ------   ---------   ---------   --------       ------
Income from investment operations:
  Net investment income (loss)..........          (.24)       (.18)       (.12)     (.09)         (.01)
  Net gains or losses on securities
    (both realized and unrealized)......         (4.30)       1.70        2.25      3.03          (.09)
                                                ------   ---------   ---------   --------       ------
    Total from investment operations....         (4.54)       1.52        2.13      2.94          (.10)
                                                ------   ---------   ---------   --------       ------
Less distributions:
  Dividends from net investment
    income..............................            --          --          --        --            --
  Distributions from capital gains......            --       (1.74)       (.43)     (.02)           --
                                                ------   ---------   ---------   --------       ------
    Total distributions.................            --       (1.74)       (.43)     (.02)           --
                                                ------   ---------   ---------   --------       ------
Net asset value, end of period..........     $   10.88   $   15.42   $   15.64    $13.94         $11.02
                                                ------   ---------   ---------   --------       ------
                                                ------   ---------   ---------   --------       ------
Total return (c)........................        (29.44)%     11.89%      15.65%    26.71%         (.90)%
Net assets, end of period (in
  thousands)............................     $   5,903   $   7,683   $   4,871    $1,720         $  96
Ratio of expenses to average daily net
  assets (d)(e).........................          2.14%       2.18%       2.20%     2.24%          .09% (f)
Ratio of net investment income (loss) to
  average daily net assets (d)(e).......         (1.77)%     (1.60)%     (1.25)%   (1.45)%        (.06)%(f)
Portfolio turnover rate (excluding
  short-term securities)................          71.1%       65.8%       80.2%     48.8%          5.0%

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                                                            PERIOD FROM
                                                                                              MARCH 1,
                                                     YEAR ENDED SEPTEMBER 30,                1995(b) TO
                                          ----------------------------------------------   SEPTEMBER 30,
                                              1998            1997             1996             1995
                                          ------------   --------------   --------------   --------------
Net asset value, beginning of period....     $   15.41       $    15.63       $    13.94       $11.58
                                                ------           ------           ------       ------
Income from investment operations:
  Net investment income (loss)..........          (.26)            (.23)            (.09)        (.06)
  Net gains or losses on securities
    (both realized and unrealized)......         (4.28)            1.75             2.21         2.42
                                                ------           ------           ------       ------
    Total from investment operations....         (4.54)            1.52             2.12         2.36
                                                ------           ------           ------       ------
Less distributions:
  Dividends from net investment
    income..............................            --               --               --           --
  Distributions from capital gains......            --            (1.74)            (.43)          --
                                                ------           ------           ------       ------
    Total distributions.................            --            (1.74)            (.43)          --
                                                ------           ------           ------       ------
Net asset value, end of period..........     $   10.87       $    15.41       $    15.63       $13.94
                                                ------           ------           ------       ------
                                                ------           ------           ------       ------
Total return (c)........................        (29.40)%          11.89%           15.58%       20.38%
Net assets, end of period (in
  thousands)............................     $     780       $    1,133       $      807       $   71
Ratio of expenses to average daily net
  assets (d)(e).........................          2.14%            2.18%            2.19%        2.24% (g)
Ratio of net investment income (loss) to
  average daily net assets (d)(e).......         (1.78)%          (1.75)%          (1.22)%      (1.57)%(g)
Portfolio turnover rate (excluding
  short-term securities)................          71.1%            65.8%            80.2%        48.8%

------------

(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48647 Rev. 11-1998